UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits

          The following exhibit is filed herewith:


EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1  -              Press release of Concurrent Computer Corporation, issued
                     on January 29, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     On January 29, 2004, Concurrent Computer Corporation (the "Company") issued a press release containing information about the Company's financial condition and results of operations for its second fiscal quarter ended December 31, 2003. Included in the press release are (1) the condensed consolidated balance sheets of the Company as of December 31, 2003 (unaudited), September 30, 2003 (unaudited) and June 30, 2003 (2) the Company's unaudited condensed consolidated statements of operations for the three and six months ended December 31, 2003 and 2002, and (3) the Company's unaudited segment data for the three and six months ended December 31, 2003 and 2002. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 29, 2004.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:   /s/ Steven R. Norton
                                       ------------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                         Officer and Secretary





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
                                  EXHIBIT INDEX


EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1               Press Release of Concurrent Computer Corporation, issued on
                   January 29, 2004.





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